Exhibit 4.4

REGISTRATION RIGHTS AGREEMENT

dated as of December 4, 2017

between

YAMANA GOLD INC.

the GUARANTORS specified herein

and

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

RBC CAPITAL MARKETS, LLC

as Representatives of the several Initial Purchasers

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 4, 2017, between Yamana Gold Inc., a corporation incorporated under the laws of Canada (the “Company”), and the subsidiaries of the Company that are initially Guarantors (as defined below), on the one hand, and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC, as representatives of the several Initial Purchasers (collectively, the “Initial Purchasers”) named in Schedule 1 to the Purchase Agreement (as defined below), on the other hand.  Pursuant to the Purchase Agreement, the Initial Purchasers have agreed to purchase, severally and not jointly, the Company’s 4.625% Senior Notes due 2027 (the “Notes”).  The Notes are fully and unconditionally guaranteed by the Guarantors (the “Guarantees”).  The Notes and the Guarantees are herein collectively referred to as the “Securities.”

This Agreement is made pursuant to the Purchase Agreement, dated November 29, 2017 (the “Purchase Agreement”), among the Company, the initial Guarantors and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of Transfer Restricted Securities (as defined herein), including the Initial Purchasers.  In order to induce the Initial Purchasers to purchase the Notes, the Company and the Guarantors have agreed to provide the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in the Purchase Agreement.

The parties hereby agree as follows:

1.             Certain Definitions.  For purposes of this Agreement, the following terms shall have the following respective meanings:

“Additional Interest” shall have the meaning assigned thereto in Section 2(c) hereof.

“Base Interest” shall mean the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Effective Time”, in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company (or its counsel) in accordance with Section 3(b)(ii) or 3(b)(iii) hereof.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Registration” shall have the meaning assigned thereto in Section 3(a) hereof.

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.

“Guarantors” means the Guarantors named in Schedule 2 of the Purchase Agreement, and any other subsidiary of the Company that hereafter becomes a Guarantor under the Indenture, that in each case remains a Guarantor under the Indenture as of any relevant time.

The term “holder” shall mean the Initial Purchasers and other persons who acquire Transfer Restricted Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Transfer Restricted Securities; provided that for purposes of any obligation of the Company to give notice to any holders, “holder” shall mean the record owner of Transfer Restricted Securities.

“Indenture” shall mean the Indenture dated as of June 30, 2014, among the Company, Wilmington Trust, National Association, as Trustee (the “Trustee”) and Citibank, N.A., as paying agent, registrar and authenticating agent (the “Securities Administrator”), as amended and supplemented by the Fourth Supplemental Indenture thereto, among the Company, the Guarantors, the Trustee and the Securities Administrator, as the same shall be amended or supplemented from time to time.

“Initial Purchasers” shall have the meaning ascribed to such term in the first paragraph of this Agreement.

“MJDS” means the U.S./Canada Multijurisdictional Disclosure System adopted by the Commission and Canadian securities regulators.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

“Ontario Securities Laws” shall mean the Securities Act (Ontario) and the rules, regulations and national, multijurisdictional and local instruments and published policy statements applicable in the province of Ontario.

“OSC” means the Ontario Securities Commission.

The term “person” shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Registration Default” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

“Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company or any Guarantor within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities, and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities acquired by the broker-dealer directly from the Company or any Guarantor, as applicable.

“Rule 144”, “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.

“Transfer Restricted Securities” shall mean each Security until:

(1)           the date on which such Security has been exchanged by a person other than a broker-dealer for an Exchange Security in the Exchange Offer;

(2)           following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Registration Statement;

(3)           the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or

(4)           such Security shall cease to be outstanding.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2.             Registration Under the Securities Act.

(a)           Except as set forth in Section 2(b) below, the Company and the Guarantors agree, on or prior to 240 days after the Closing Date, to file under the Securities Act a registration statement on an appropriate form relating to an offer to exchange (such registration statement, the “Exchange Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Notes for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors which debt securities and guarantees are substantially identical to the Notes and the Guarantees (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such new debt securities, together with such guarantees, hereinafter called “Exchange Securities”).  The Exchange Securities will be issued as evidence of the same continuing indebtedness of the Company and will not constitute the creation of new indebtedness.  The Company and the Guarantors agree to use their respective commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act on or prior to 420 days after the Closing Date.  The Company and the Guarantors further agree to use their commercially reasonable efforts to commence and complete the Exchange Offer on or prior to 45 business days after such registration statement has become effective, hold the Exchange Offer open for not less than 20 business days and exchange Exchange Securities for all Transfer Restricted Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer.  The Exchange Offer will be deemed to have been “completed” only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Transfer Restricted Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under blue sky or securities laws of a substantial majority of the States of the United States.  The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Transfer Restricted Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Transfer Restricted Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is not less than 20 business days following the commencement of the Exchange Offer.  The Company and the Guarantors agree (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer that has acquired such Transfer Restricted

Securities for its own account as a result of market-making activities or other trading activities and not directly from the Company or any Guarantor, and (y) to use commercially reasonable efforts to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Transfer Restricted Securities, other than Transfer Restricted Securities acquired from the Company.  With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 5(a), (c), (d) and (e) hereof.

(b)           If (i) on or prior to the time the Exchange Offer is completed, existing Commission interpretations are changed such that the debt securities received by holders other than Restricted Holders in the Exchange Offer for Transfer Restricted Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer has not been completed within the applicable time period set forth in section 2(a) hereof or (iii) the Exchange Offer is not available to any holder of the Securities in the United States (other than Restricted Holders), the Company and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), use their commercially reasonable efforts to file with the Commission, a “shelf” registration statement on an appropriate form providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Transfer Restricted Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”).  The Company and the Guarantors agree to use their commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective on or prior to 420 days after the Closing Date and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the first anniversary of the Effective Time or such time as there are no longer any Transfer Restricted Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Transfer Restricted Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company and the Guarantors in accordance with Section 3(b)(iii) hereof.  The Company and the Guarantors further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company and the Guarantors agree to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

(c)           In the event that (i) the Exchange Offer Registration Statement has not been filed with the Commission on or prior to the date that such registration statement is required to be filed pursuant to Section 2(a), or (ii) the Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or prior to the date that such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 45 business days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made), or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the time periods specified herein, or (v) the Company and the Guarantors require holders to refrain from disposing of their Securities or Exchange Securities under the circumstances described in Section 3(g) and that suspension period exceeds 45 days in one instance or 90 days in the aggregate during any consecutive 12-month period (each such event referred to in clauses (i) through (v), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as the sole remedy for such Registration Default, additional interest (“Additional Interest”), in addition to the Base Interest, shall accrue on the Notes that are Transfer Restricted Securities at a per annum rate of 0.25% with respect to the first 90-day period immediately following the occurrence of the first Registration Default.  The amount of the Additional Interest will increase by an additional per annum rate of 0.25% with respect to each subsequent 90 day Registration Default Period until all Registration Defaults have been cured, up to a maximum per annum rate of 0.50% for all Registration Defaults.  Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.  The Company and the Guarantors shall pay all Additional Interest, if any, in the manner and on the dates specified in the Indenture.

(d)           The Company and the Guarantors shall use their commercially reasonable efforts to take all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated.  Such actions may include amending and supplementing the prospectus and amending the Exchange Registration Statement or Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Exchange Registration Statement or Shelf Registration Statement.

(e)           Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

(f)            The Company and the Guarantors will (i) cause any Exchange Registration Statement and Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto to comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) cause any Exchange Registration Statement and Shelf Registration Statement and any amendment thereto, when it becomes effective, not to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Registration Statement or Shelf Registration Statement, and any supplement to such prospectus, not to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.             Registration Procedures.

If the Company and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a)           In connection with the obligations of the Company and the Guarantors with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

(i)            on or prior to 240 days after the Closing Date, prepare and file with the Commission an Exchange Registration Statement on an appropriate form of registration statement that may be utilized by the Company and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers that have not acquired Transfer Restricted Securities directly from the Company or any Guarantor during the Resale Period to be effected as contemplated by Section 2(a), and use its commercially reasonable efforts to cause such Exchange Registration Statement to become effective on or prior to 420 days after the Closing Date;

(ii)           as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities not acquired directly from the Company and the Guarantors with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)          promptly notify each broker-dealer that has requested or, to the knowledge of the Company and the Guarantors, received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) in cases where a broker-dealer has specifically requested such information, when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, (B) with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (C) in cases where a broker-dealer has specifically requested such information, any request by the Commission or the OSC for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (E) of the receipt by the Company or any Guarantor of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or any applicable Ontario Securities Laws or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv)          in the event that the Company and the Guarantors would be required, pursuant to Section 3(a)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and the Ontario Securities Laws, if applicable, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v)           use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi)          use their commercially reasonable efforts to (A) register or qualify (or obtain an exemption from such registration or qualification) the Exchange Securities under the securities laws or blue sky laws of such jurisdictions in the United States as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications (or the exemptions therefrom) in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that none of the Company or any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its shareholders;

(vii)         obtain the consent or approval of each governmental agency or authority, whether federal, state, provincial or local, which may be required to effect the

Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

(viii)        provide CUSIP numbers for all Exchange Securities, not later than the applicable Effective Time; and

(ix)          comply with all applicable rules and regulations of the Commission and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(b)           In connection with the obligations of the Company and the Guarantors with respect to the Shelf Registration, if applicable, the Company and the Guarantors shall, as soon as practicable (or as otherwise specified):

(i)            prepare and file with the Commission a Shelf Registration Statement on an appropriate form of registration statement which may be utilized by the Company and the Guarantors and which shall register all of the Transfer Restricted Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 420 days after the Closing Date;

(ii)           not less than 30 days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Transfer Restricted Securities; provided that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company and the Guarantors (or their counsel) by the deadline for response set forth therein; and provided, further, that holders of Transfer Restricted Securities shall have at least 30 days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company and the Guarantors (or their counsel);

(iii)          after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company and the Guarantors shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities until 30 days after such holder has returned a completed and signed Notice and Questionnaire to the Company and the Guarantors (or their counsel);

(iv)          as soon as practicable prepare and file with the Commission and, if applicable, the OSC such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the OSC and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission and the OSC;

(v)           comply with the provisions of the Securities Act and any applicable Ontario Securities Laws with respect to the disposition of all of the Transfer Restricted Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi)          provide (A) any Electing Holders, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders, the opportunity to review and provide comments in connection with the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission or, if applicable, the OSC and each amendment or supplement thereto;

(vii)         for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available during reasonable business hours at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(b)(vi) such financial and other information and books and records of the Company and the Guarantors, and cause the officers, employees, counsel and independent chartered accountants of the Company and the Guarantors to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to agree in writing to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company and the Guarantors as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company and the Guarantors prompt prior written notice of such requirement);

(viii)        promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed with the Commission or the OSC, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) in cases where an Electing Holder has specifically requested such information in writing, of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state or province with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company and the Guarantors contemplated by Section 3(b)(xvii) cease to be true and correct in all material respects, (E) of the receipt by the Company and the Guarantors of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act or Ontario Securities Laws, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or any applicable Ontario Securities Laws or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix)                              use its commercially reasonable efforts to obtain the withdrawal of (A) any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date or (B) the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction;

(x)                                 if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission or, if applicable, the OSC and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Transfer Restricted Securities, including information with respect to the principal amount of Transfer Restricted Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Transfer Restricted Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi)                              furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(b)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Transfer Restricted Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement

(including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and any applicable Ontario Securities Laws, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Transfer Restricted Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act and any applicable Ontario Securities Laws; and the Company and the Guarantors hereby consent to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company and the Guarantors, in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii)                           use their commercially reasonable efforts to (A) register or qualify (or obtain an exemption from such registration or qualification) the Transfer Restricted Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions in the United States as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request and ensure that any Transfer Restricted Securities can be offered in a private placement in any provinces of Canada in which any Electing Holders are resident, (B) keep such registrations or qualifications (or the exemptions therefrom) in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Transfer Restricted Securities; provided, however, that none of the Company or any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(b)(xii), (2) consent to general service of process in any such jurisdiction, or (3) make any changes to its constating documents or by-laws or any agreement between it and its shareholders;

(xiii)                        use their commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal or state, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Transfer Restricted Securities in the United States;

(xiv)                       unless any Transfer Restricted Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates, if so required by any securities exchange upon which any Transfer Restricted Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends (except as may be required by Canadian provincial securities laws with respect to Transfer Restricted Securities held by Electing Holders resident in any Canadian province); and, in the case of an underwritten offering, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Transfer Restricted Securities;

(xv)                          provide CUSIP numbers for all Transfer Restricted Securities, not later than the applicable Effective Time;

(xvi)                       enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Transfer Restricted Securities in the United States; provided that the Company and the Guarantors shall not be required to enter into any such agreement more than twice with respect to all of the Transfer Restricted Securities and may delay entering into any such agreement until the consummation of any underwritten public offering in which the Company and the Guarantors shall be engaged provided that such delay is reasonable;

(xvii)                    whether or not an agreement of the type referred to in Section 3(b)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) use commercially reasonable efforts to obtain opinions of counsel to the Company and the Guarantors in customary form and covering such matters, of the type customarily covered by such an opinion as the managing underwriters, if any, or as any Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Transfer Restricted Securities, dated the date of the closing under the underwriting agreement relating thereto); (C) use commercially reasonable efforts to obtain a “cold comfort” letter or letters from the independent chartered accountants of the Company (and the independent chartered accountants of any other entity, to the extent that financial statements of such other entity (or pro forma financial statements which include financial information relating to such other entity) are included or incorporated by reference in the Shelf Registration Statement) addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf

Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 5 hereof;

(xviii)                 notify in writing each holder of Transfer Restricted Securities of any proposal by the Company and the Guarantors to amend or waive any provision of this Agreement pursuant to Section 7(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xix)                       in the event that any broker-dealer registered under the Exchange Act shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Conduct Rules”) of the Financial Industry Regulatory Authority, Inc.  (“FINRA”) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a “qualified independent underwriter” (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Transfer Restricted Securities and to exercise usual standards of due diligence in respect thereto, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

(xx)                          comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(c)                                  In the event that the Company and the Guarantors would be required, pursuant to Section 3(a)(iii)(F) or Section 3(b)(viii)(F) above, to notify, as applicable, each broker-dealer, the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company and the Guarantors shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Transfer Restricted Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and any applicable Ontario Securities Laws and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  Each Electing Holder agrees that upon receipt of any notice from the Company and the Guarantors pursuant to Section 3(a)(iii)(F) or Section 3(b)(viii)(F) hereof, such broker-dealer, Electing Holder, underwriter or placement or sales agent shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Exchange Registration Statement or the Shelf Registration Statement applicable to such Transfer Restricted Securities until such broker-dealer, Electing Holder, underwriter or placement or sales agent shall have received copies of such amended or supplemented prospectus and if so directed by the Company, such broker-dealer, Electing Holder, underwriter or placement or sales agent shall destroy or deliver to the Company and the Guarantors (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Transfer Restricted Securities at the time of receipt of such notice.

(d)                                 In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice Questionnaire, the Company and the Guarantors may require such Electing Holder to furnish to the Company and the Guarantors such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Transfer Restricted Securities as may be required in the reasonable judgment of counsel for the Company and the Guarantors in order to comply with the Securities Act.  Each such Electing Holder agrees to notify the Company and the Guarantors as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company and the Guarantors or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Transfer Restricted Securities or omits or would omit to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company and the Guarantors any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(e)                                  As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each holder of Transfer Restricted Securities shall furnish, upon the request of the Company and the Guarantors, prior to the completion of the Exchange Offer, a written representation to the Company and the Guarantors to the effect that (A) it is not an affiliate of the Company or the Guarantors, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business, and such holder shall make such other written representations as the Company and the Guarantors may reasonably request in order to comply with applicable Ontario Securities Laws.  As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each holder shall acknowledge and agree that any broker-dealer and any such holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc.  (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such holder in exchange for Securities acquired by such holder directly from the Company and the Guarantors.

(f)                                   Until the expiration of one year after the Closing Date, the Company and the Guarantors will not, and will not permit any of their “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

(g)                                  By its acquisition of Securities or Exchange Securities each Electing Holder and each broker-dealer agrees that, upon the Company and the Guarantors providing notice to such Electing Holder or broker-dealer or the underwriter or placement or sales agent, as the case may be, (x) of the happening of any event of the kind described in clauses (D), (E) or (F) of Section 3(a)(iii) hereof or clauses (C), (E) or (F) of Section 3(b)(viii) hereof, or (y) that the Board of Directors of the Company has resolved that the Company and the Guarantors have a bona fide business purpose for doing so, then, upon providing such notice (which shall refer to this Section 3(g)), the Company and the Guarantors may delay the filing or the effectiveness of the Exchange Registration Statement or the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Registration Statement or the Shelf Registration Statement, in all cases, for a period (a “Delay Period”) expiring upon the earlier to occur of (i) in the case of the immediately preceding clause (x), receipt by such broker-dealer, Electing Holder, underwriter or placement or sales agent of the copies of the supplemented or amended prospectus contemplated by Section 3(c) hereof or until it is advised in writing by the Company and the Guarantors pursuant to Section 3(c) hereof that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto or (ii) in the case of the immediately preceding clause (y), the date which is the earlier of (A) the date on which such business purpose ceases to interfere with the obligations of the Company and the Guarantors to file or maintain the effectiveness of such Exchange Registration Statement or the Shelf Registration Statement pursuant to this Agreement or (B) 45 days after the Company and the Guarantors notify the Electing Holders of such good faith determination.  The period of effectiveness of the Exchange Registration Statement provided for in Section 2(a) above and the Shelf Registration Statement provided for in Section 2(b) shall each be extended by a number of days equal to the number of days during any Delay Period.  No Delay Period shall exceed 45 consecutive days, and the aggregate number of days in all Delay Periods shall not exceed 90 during any 12-month period.

4.                                      Registration Expenses.

The Company and the Guarantors agree to bear and to pay or cause to be paid promptly all expenses incident to the performance of or compliance with this Agreement by the Company and the Guarantors, including (a) any and all Commission, OSC and FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(b)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any reasonable fees and disbursements of counsel for the Electing Holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred to in clause (c) above, (e) fees and expenses of the Trustee and the Securities Administrator under the Indenture, any agent of the Trustee and the Securities Administrator and any counsel for the Trustee and the Securities Administrator and of any collateral agent, security trustee or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel of the Company and the Guarantors and independent chartered accountants of the Company and any other applicable chartered accountants (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(b)(xix) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company and which counsel may also be counsel for the Initial Purchasers), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company and the Guarantors in connection with such registration (collectively, the “Registration Expenses”).  To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Transfer Restricted Securities or any placement or sales agent therefor or underwriter thereof, the Company and the Guarantors shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor with supporting documentation evidencing the Registration Expenses.  Notwithstanding the foregoing, the holders of the Transfer Restricted Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.                                      Indemnification.

(a)                                 Indemnification by the Company and the Guarantors.  Each of the Company and the Guarantors, jointly and severally, will indemnify and hold harmless each Initial Purchaser, its affiliates, as such term is defined in Rule 405 under the Securities Act and each person, if any, who controls each Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the holders of Transfer Restricted Securities included in an Exchange Registration Statement, each of the Electing Holders of Transfer Restricted Securities included in a Shelf Registration Statement and each person who participates as underwriter in any offering or sale of such Transfer Restricted Securities against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser, holder, underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)                                     any information or statement contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, furnished by the Company to any Initial Purchaser, any such holder, Electing Holder, underwriter, or any amendment or supplement thereto, as the case may be, under which such Transfer Restricted Securities were registered under the Securities Act, which contains or is alleged to contain an untrue statement of a material fact or omits or is alleged to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or

(ii)                                  any information or statement contained in any preliminary, final or summary prospectus, as the case may be, furnished by the Company to any Initial Purchaser, any such holder, Electing Holder, underwriter, or any amendment or supplement thereto, as the case may be, which at the time and in the light of the circumstances under which it was made contains or is alleged to contain an untrue statement of a material fact or omits or is alleged to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Initial Purchaser, such holder, such Electing Holder, and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action, loss, claim, damage or liability as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Guarantors by such person expressly for use therein.

(b)                                 Indemnification by the Holders and any Underwriters.  The Company and the Guarantors may require, as a condition to including any Transfer Restricted Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company and the Guarantors shall have received an undertaking reasonably satisfactory to them from the Electing Holder of such Transfer Restricted Securities and from each underwriter named in any such underwriting agreement severally and not jointly, to (i) indemnify and hold harmless the Company and the Guarantors and all other holders of Transfer Restricted Securities, against any losses, claims, damages or liabilities to which the Company and the Guarantors or such other holders of Transfer Restricted Securities may become subject, under the Securities Act, the Ontario Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company and the Guarantors to any such Electing Holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 5(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Transfer Restricted Securities pursuant to such registration.

(c)                                  Notices of Claims, Etc.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 5(a) or 5(b) above, the indemnified party shall promptly notify the indemnifying party in writing, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may otherwise have otherwise than on account of this indemnity.  The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of an indemnified party.

(d)                                 Contribution.  If for any reason the indemnification provisions contemplated by Section 5(a) or Section 5(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 5(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)

shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The holders’ and any underwriters’ obligations in this Section 5(d) to contribute shall be several in proportion to the principal amount of Transfer Restricted Securities registered or underwritten, as the case may be, by them and not joint.

(e)                                  The obligations of the Company and the Guarantors under this Section 5 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder and underwriter and each person, if any, who controls any holder or underwriter within the meaning of the Securities Act; and the obligations of the holders and any underwriters contemplated by this Section 5 shall be in addition to any liability which the respective holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantors (including any person who, with his or her consent, is named in any registration statement as about to become a director of the Company and the Guarantors) and to each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act.

6.                                      Underwritten Offerings.

(a)                                 Selection of Underwriters.  If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company and the Guarantors.

(b)                                 Participation by Holders.  Each holder of Transfer Restricted Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.                                      Miscellaneous.

(a)                                 No Inconsistent Agreements.  The Company and the Guarantors represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Transfer Restricted Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

(b)                                 Notices.  All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: if to the Company and the Guarantors, to Yamana Gold Inc., 200 Bay Street, Suite 2200, Royal Bank Plaza, North Tower, Toronto, Ontario M5J 2J3, Canada, (fax : 416-815-0021); Attention:

General Counsel, and if to a holder, to the address of such holder set forth in the security register or other records of the Company and the Guarantors, or to such other address as the Company and the Guarantors or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(c)           Parties in Interest.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Transfer Restricted Securities and the respective successors and assigns of the parties hereto and such holders.  In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of, this Agreement.  If the Company and the Guarantors shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Transfer Restricted Securities subject to all of the applicable terms hereof.

(d)           Survival.  The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Transfer Restricted Securities, any director, officer or partner of such holder, any underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Transfer Restricted Securities pursuant to the Purchase Agreement and the transfer and registration of Transfer Restricted Securities by such holder and the consummation of an Exchange Offer.

(e)           Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(f)            Headings.  The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(g)           Entire Agreement; Amendments.  This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.  This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Guarantors and the holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding.  Each holder of any Transfer Restricted Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 7(g), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Transfer Restricted Securities or is delivered to such holder.

(h)           Inspection.  For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Transfer Restricted Securities shall be made available for inspection and copying on any business day by any holder of Transfer Restricted Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Transfer Restricted Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 7(b) above and at the office of the Securities Administrator under the Indenture.

(i)            Counterparts.  This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(j)            Service of Process.  The Company and the Guarantors (i) agree that any legal suit, action or proceeding against it brought by any holder, the Initial Purchasers, any underwriter or by any person who controls any holder or underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any Federal or state court located in the Borough of Manhattan in the City of New York in the State of New York (“New York Court”), (ii) waive, to the fullest extent they may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding.  The Company has appointed C T Corporation System, 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such legal suit, action or preceding against the Company and the Guarantors arising out of or based upon this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any holder, Initial Purchaser or underwriter or by any person who controls any holder, Initial Purchaser or underwriter.  Such appointment shall be irrevocable.  The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Guarantors.

(k)           Judgment Currency.  In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Guarantors shall indemnify each holder or underwriter against any loss incurred by such holder or underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which a holder or underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such holder or underwriter.  The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

YAMANA GOLD INC.

By:	/s/ Jason LeBlanc
	Name:	Jason LeBlanc
	Title:	Senior Vice President, Finance and Chief Financial Officer

MINERACAO MARACA INDUSTRIA E COMERCIO S.A.

By:	/s/ Guilherme Cadar Lopes
	Name:	Guilherme Cadar Lopes
	Title:	Officer

By:	/s/ Maria da Graça Montalvao
	Name:	Maria da Graça Montalvao
	Title:	Officer

JACOBINA MINERACAO E COMERCIO LTDA.

By:	/s/ Guilherme Cadar Lopes
	Name:	Guilherme Cadar Lopes
	Title:	Officer

By:	/s/ Maria da Graça Montalvao
	Name:	Maria da Graça Montalvao
	Title:	Officer

MINERA MERIDIAN LIMITADA

By:	/s/ Roberto Alarcón
	Name:	Roberto Alarcón
	Title:	Delegate

By:	/s/ Sergio Orrego
	Name:	Sergio Orrego
	Title:	Delegate

[Signature Page to Registration Rights Agreement]

YAMANA CHILE RENTISTA DE CAPITALES MOBILIARIOS LIMITADA

By	/s/ Roberto Alarcón
	Name:	Roberto Alarcón
	Title:	Delegate

By:	/s/ Sergio Orrego
	Name:	Sergio Orrego
	Title:	Delegate

YAMANA ARGENTINA HOLDINGS B.V.

By:	/s/ Jason LeBlanc
	Name:	Jason LeBlanc
	Title:	Director A

By:	/s/ L.F.M. Heine
	Name:	L.F.M. Heine
	Title:	Managing Director B

YAMANA MALARTIC CANADA INC.

By:	/s/ Jason LeBlanc
	Name:	Jason LeBlanc
	Title:	President

By:	/s/ Sofia Tsakos
	Name:	Sofia Tsakos
	Title:	Secretary

MINERA FLORIDA LIMITADA

By:	/s/ Roberto Alarcón
	Name:	Roberto Alarcón
	Title:	Delegate

By:	/s/ Sergio Orrego
	Name:	Sergio Orrego
	Title:	Delegate

[Signature Page to Registration Rights Agreement]

Confirmed and accepted as of the date first above written:

Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC

Acting on behalf of themselves and the several Initial Purchasers

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Adam D. Bordner
	Name:	Adam D. Bordner
	Title:	Vice President

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Christopher J. Murphy
	Name:	Christopher J. Murphy
	Title:	Managing Director

RBC CAPITAL MARKETS, LLC

By:	/s/ Scott G. Primrose
	Name:	Scott G. Primrose
	Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

Exhibit A

FORM OF INSTRUCTION TO DTC PARTICIPANTS

[Date of Mailing]

URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE](a)

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Yamana Gold Inc. (the “Company”) 4.625% Senior Notes due 2027 (the “Securities”) are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof.  In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response].  Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you.  If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Yamana Gold Inc., 200 Bay Street, Suite 2200, Royal Bank Plaza, North Tower, Toronto, Ontario M5J 2J3, Canada, (fax : 416-815-0021); Attention:  General Counsel.

(a)   Not less than 30 days from date of mailing

FORM OF NOTICE OF REGISTRATION STATEMENT
and
SELLING SECURITYHOLDER QUESTIONNAIRE

[Date]

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) among Yamana Gold Inc. (the “Company”), the subsidiary guarantors referred to therein (the “Guarantors”), and the Initial Purchasers named therein.  Pursuant to the Registration Rights Agreement, the Company and the Guarantors have filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement (the “Shelf Registration Statement”) for the registration and resale of the Securities Act of 1933, as amended (the “Securities Act”), of the 4.625% Senior Notes due 2027 of the Company guaranteed by the Guarantors (the “Securities”).  A copy of the Registration Rights Agreement is attached hereto.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement.  In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response].  Beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.  Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Transfer Restricted Securities” is defined in the Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item (3).  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company, the Trustee and the Securities

Administrator the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)                                 (a)                                 Full Legal Name of Selling Securityholder:

(b)                                 Full Legal Name of Registered Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (3) below:

(c)                                  Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Transfer Restricted Securities Listed in Item (3) below are Held:

(2)                                 Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:
Email Address:

(3)                                 Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)                                 Principal amount of Transfer Restricted Securities beneficially owned:

CUSIP No(s). of such Transfer Restricted Securities:

(b)                                 Principal amount of Securities other than Transfer Restricted Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)                                  Principal amount of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Transfer Restricted Securities:

(4)                                 Beneficial Ownership of Other Securities of the Company:

Except as set forth below, the undersigned Selling Securityholder is not the beneficial or registered owner of other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)                                 Relationships with the Company:

Except as set forth below, neither the undersigned Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)                                 Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item (3) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents.  Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.  Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options.  In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume.  The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus.  The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(b) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect.  All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)          To the Company and the Guarantors:

(ii)         With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company, the Guarantors and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above).  This Agreement shall be governed in all respects by the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Transfer Restricted Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Exhibit B

FORM OF NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Wilmington Trust, National Association

Citibank, N.A.
Yamana Gold Inc.
c/o [Trustee Address]

Attention:

Re:	Yamana Gold Inc. (the “Company”)
4.625% Senior Notes due 2027 (the “Notes”)

Dear Sirs:

Please be advised that                                               has transferred $                   aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form        (File No.  333-              ) filed by the Company and the Guarantors.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated                                    , 20        or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)